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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 9, 2000


                               BSB BANCORP, INC.
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            (Exact name of registrant as specified in its charter)

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Delaware                      0-17177                     16-1327860
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
(State or other             (Commission                   (IRS Employer
jurisdiction of             File Number)                  Identification No.)
incorporation)
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             58-68 Exchange Street, Binghamton, New York    13901
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (607) 779-2525
                                                     --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5  Other Events

          On November 9, 2000, the Board of Directors of BSB Bancorp, Inc. issued a press release announcing that Howard W. Sharp will serve as the new president and chief executive officer of both BSB Bancorp, Inc. and its subsidiary, BSB Bank & Trust Company.

          A copy of the press release announcing the new president and chief executive officer is attached at Exhibit 99.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Not applicable.

     (b) Pro forma financial information

         Not applicable.

     (c) Exhibits

          99  BSB Bancorp, Inc. Press Release, dated November 9, 2000
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BSB BANCORP, INC.
                              (Registrant)


Date:  November 13, 2000      By:   /s/ Thomas L. Thorn
                                    ----------------------
                                    Thomas L. Thorn
                                    Interim Executive Officer
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                               INDEX TO EXHIBITS

Exhibit No.                    Description
----------                     -----------

99                BSB Bancorp, Inc. Press Release, dated November 9, 2000